Exhibit 10.10

Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This Amendment No. 5 to Credit Agreement (this “Agreement”) dated as of February 23, 2016 (the “Effective Date”) is among JP Energy Partners LP, a Delaware limited partnership (the “Borrower”), JP Energy Refined Products, LLC, a Delaware limited liability company, JP Energy ATT, LLC, a Delaware limited liability company, JP Energy Caddo, LLC, a Delaware limited liability company, Pinnacle Propane, LLC, a Texas limited liability company, Pinnacle Propane Express, LLC, a Delaware limited liability company, Alliant Gas, LLC, a Texas limited liability company, JP Energy Crude Oil Services, LLC, a Delaware limited liability company, JP Falco, LLC, a Delaware limited liability company, JP Energy Storage, LLC, a Oklahoma limited liability company, JP Energy Permian, LLC, a Delaware limited liability company, JP Energy Products Supply, LLC, a Delaware limited liability company, and JP Liquids, LLC, a Delaware limited liability company, (each a “Guarantor”), the undersigned Lenders (as defined below) and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

INTRODUCTION

A. The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), and the Administrative Agent have entered into the Credit Agreement dated as of February 12, 2014 (as amended, restated, or modified from time to time, the “Credit Agreement”).

B. The Borrower has notified the Administrative Agent that (i) the Consolidated Working Capital of the Borrower may be less than $15,000,000 as of the last day of the fiscal quarter ending December 31, 2015, which would constitute an Event of Default under Section 8.01(b) of the Credit Agreement with respect to Section 7.11(b) of the Credit Agreement (the “Financial Covenant Default”), and (ii) certain Loan Parties have opened the deposit accounts described on Schedule I hereto without giving prior written notice to the Administrative Agent, which would constitute an Event of Default under Section 8.01(c) of the Credit Agreement with respect to Section 4(g)(ii) of the Security Agreement (the “Deposit Account Default”, and together with the Financial Covenant Default and any Default or Event of Default that would arise solely (a) from any failure of the Borrower to give notice of the Financial Covenant Default or the Deposit Account Default pursuant to Section 6.03(a) of the Credit Agreement or (b) from any breach of the representation and warranty contained in Section 5.07 of the Credit Agreement that would arise solely from the existence of the Financial Covenant Default or the Deposit Account Default, the “Subject Default”).

C. The Borrower has requested that the Administrative Agent, the Lenders, the L/C Issuer and the Swing Line Lender agree to make certain amendments to the Credit Agreement and grant certain waivers with respect to the Subject Default, as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and each of the undersigned Lenders hereby agree as follows:

Section 1. Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement.
(a) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by replacing it with the following:

“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuers or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, each L/C Issuer, the Swing Line Lender and each Lender promptly following such determination.

(b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in the appropriate alphabetical order as follows:

“Available Liquidity” means at any time, the sum of (a) unrestricted cash and Cash Equivalents held by the Loan Parties at such time and (b) the lesser of (i) the excess of (x) the Aggregate Commitments at such time over (y) the Total Outstandings at such time and (ii) the maximum amount of such excess described in clause (b)(i) that the Borrower could borrow hereunder at such time and remain in compliance with Section 7.11(d) and, if applicable, Section 7.11(f), in each case, to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as of such time.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Fifth Amendment Effective Date” means February 23, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c) Section 2.16(a) is hereby amended by replacing clause (iv) thereof in its entirety with the following:

(iv)Reallocation of Applicable Percentages to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation

(and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment.  Subject to Section 10.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(d) Section 1.01 of the Credit Agreement is hereby amended by deleting the defined terms “Consolidated Working Capital”, “Consolidated Current Assets”, and “Consolidated Current Liabilities” in their entirety.

(e) Article V of the Credit Agreement is hereby amended by inserting the following new Section 5.24 in the appropriate numerical order as follows:

5.24EEA Financial Institution.Neither the Borrower nor any Guarantor is an EEA Financial Institution.

(f) Section 6.17(b)(ii) and (c)(ii) are hereby amended by adding the following proviso to the end thereof:

provided, that for purposes of calculating compliance with Section 7.11(g), unrestricted cash and Cash Equivalents, Aggregate Commitments and Total Outstandings shall be determined as of the date of such designation

(g) Section 7.03(g)(iii) is hereby amended by adding the following proviso to the end thereof:

provided, that for purposes of calculating compliance with Section 7.11(g), unrestricted cash and Cash Equivalents, Aggregate Commitments and Total Outstandings shall be determined as of the date of such Acquisition.

(h) Section 7.06(e) is hereby amended by adding the following proviso to the end thereof:

provided further, that for purposes of calculating compliance with Section 7.11(g), unrestricted cash and Cash Equivalents, Aggregate Commitments and Total Outstandings shall be determined as of the date of such Restricted Payment.

(i) Section 7.11(b) is hereby amended and restated in its entirety as follows:

(b)[intentionally omitted]

(j) Section 7.11(d) is hereby amended and restated in its entirety as follows:

(d)Consolidated Net Total Leverage Ratio.  For any fiscal quarter ending on or after the IPO Closing Date, permit the Consolidated Net Total Leverage Ratio as of the end of any such fiscal quarter, (x) if a Qualified Offering has not been consummated, to be greater than 4.50 to 1.00 and (y) if a Qualified Offering has been consummated, to be greater than 5.00 to 1.00.

(k) Section 7.11 is hereby amended by inserting the following new clause (g) in the appropriate alphabetical order:

(g)Available Liquidity.  Commencing as of the Fifth Amendment Effective Date, permit the Available Liquidity of the Loan Parties to be less than $25,000,000 as of the last day of any fiscal quarter.

(l) The Credit Agreement is hereby amended by renumbering Section 10.20 as Section 10.21 and inserting the following new Section 10.20 in the appropriate numerical order as follows:

10.20Acknowledgement and Consent to Bail-In of EEA Financial Institutions.Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender, L/C Issuer or Swing Line Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender, L/C Issuer or Swing Line Lender that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(m) The Credit Agreement is hereby further amended by replacing Exhibit D with the Exhibit D attached hereto.

Section 3. Waiver. The Lenders hereby waive the Subject Default, which waiver, in the case of the Subject Default, shall be effective as of the date of occurrence of the Subject Default.  This waiver is limited to the extent described herein and shall not be construed to be a waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any of the Loan Documents, including any requirement for delivery of Control Agreements with respect to the deposit accounts described on Schedule I hereto, or a waiver of any Default or Event of Default that may have occurred or may hereafter occur (other than the Subject Default).  Without limiting the foregoing, failure to observe or perform any agreement contained in Section 7.11 of the Credit Agreement or Section 4 of the Security Agreement shall constitute a Default and Event of Default. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults under the Credit Agreement or any other provision of any Loan Document other than the Subject Default.

Section 4. Reaffirmation of Liens; Reaffirmation of Guaranty.

(a) Each of the Borrower and each Guarantor (i) is party to certain Collateral Documents securing and supporting the Borrower’s obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Collateral Documents and that according to their terms the Collateral Documents will continue in full force and effect to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Collateral Documents are valid and subsisting and create a perfected Lien in the Collateral to the extent, and with the priority, contemplated by the Collateral Documents to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified.

(b) Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment and performance, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement or any of the other Loan Documents.

Section 5. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of the date of this Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date;

(b) (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and the Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each such Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c) as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.
Section 6. Effectiveness. This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a) Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Required Lenders and the Borrower and delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and the Required Lenders, in sufficient copies for each Lender;

(b) Representations and Warranties.  The representations and warranties in this Agreement and the other Loan Documents being true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of the date of this Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Sections 6.01 of the Credit Agreement.

(c) No Default or Event of Default. After giving effect to this Agreement, there being no Default or Event of Default which has occurred and is continuing.
(d) Expenses. The Borrower having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement or any other written agreement.

(e) Amendment Fee. The Administrative Agent shall have received from the Borrower, for the account of each Lender that executes and delivers a signature page hereto to the Administrative Agent by 4:00 p.m. (CST) on or before February 19, 2016 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to 5 basis points on the aggregate Commitments of such Consenting Lender.

Section 7. Effect on Loan Documents.  Except as amended and waived herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Loan Documents.

Section 8. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.
Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[The remainder of this page has been left blank intentionally.]

EXECUTED as of the date first set forth above.

BORROWER:
JP ENERGY PARTNERS LP
By: JP Energy GP II LLC, its general partner

By:	/s/ Patrick Welch
Name:	Patrick Welch
Title:	Chief Financial Officer

GUARANTORS:
JP ENERGY REFINED PRODUCTS, LLC
JP ENERGY ATT, LLC
JP ENERGY CADDO, LLC
JP ENERGY CRUDE OIL SERVICES, LLC
JP FALCO, LLC
JP ENERGY STORAGE, LLC
JP ENERGY PERMIAN, LLC
JP ENERGY PRODUCTS SUPPLY, LLC

By:	/s/ Patrick Welch
Name:	Patrick Welch
Title:	Chief Financial Officer

PINNACLE PROPANE, LLC
PINNACLE PROPANE EXPRESS, LLC
ALLIANT GAS, LLC
JP LIQUIDS, LLC

By:	/s/ Patrick Welch
Name:	Patrick Welch
Title:	Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT NO. 5

JP ENERGY PARTNERS LP

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5

JP ENERGY PARTNERS LP

LENDERS:
BANK OF AMERICA, N.A., as a Lender, L/C Issuer, and Swing Line Lender

By:	/s/ Julie Castano
Name:	Julie Castano
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5

JP ENERGY PARTNERS LP

BANK OF MONTREAL, as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 5

JP ENERGY PARTNERS LP

/s/
DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

	By:	/s/ Chris Chapman
	Name:	Chris Chapman
	Title:	Director

	By:	/s/ Shai Bandner
	Name:	Shai Bandner
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5

JP ENERGY PARTNERS LP

ZB, N.A. dba Amegy Bank, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

SIGNATURE PAGE TO AMENDMENT NO. 5

JP ENERGY PARTNERS LP

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay Sartain
Name:	Jay Sartain
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5

JP ENERGY PARTNERS LP

CADENCE BANK, N.A. , as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5

JP ENERGY PARTNERS LP

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5

JP ENERGY PARTNERS LP

SCHEDULE I

Deposit Accounts

Depositary Bank	Account Number	Loan Party	Dated Opened	Balance as of February 15, 2016
Wells Fargo Bank, N.A.	4120161526	JP Energy Products Supply, LLC	November 2015	$0
Wells Fargo Bank, N.A.	4124847047	JP Energy Storage, LLC	December 2015	$500
Wells Fargo Bank, N.A.	9673451606	JP Energy Services, LLC	September 2015	$0
Wells Fargo Bank, N.A.	9679451600	JP Energy Products Supply, LLC	November 2015	$0

SCHEDULE I

AMENDMENT NO. 5

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:  ________, ____

To:Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of February 12, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among JP Energy Partners LP, a Delaware limited partnership (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, as Swing Line Lender and as an L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ___________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.The Borrower has delivered the year-end audited financial statements required by Section 6.01(a)(i) [and (ii)] of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by Section 6.01(a)(i).  [The financial statements required by Section 6.01(a)(ii) fairly present the financial condition, results of operations, partners’ capital and cash flows of the Borrower and its Restricted Subsidiaries in accordance with GAAP, subject only to the absence of certain footnotes included in the audited financial statements to the extent not applicable to the Restricted Subsidiaries.]

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.The Borrower has delivered the unaudited financial statements required by Section 6.01(b)(i) [and (ii)] of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  The financial statements required by Section 6.01(b)(i) fairly present the financial condition, results of operations, partners’ capital and cash flows of the Borrower and its consolidated Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes. [The financial statements required by Section 6.01(b)(ii) fairly present the financial condition, results of operations, partners’ capital and cash flows of the Borrower and its Restricted Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.]

2.The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

3.A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

EXHIBIT D

AMENDMENT NO. 5

--or--

[to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Sections 5.05(a) and (b) of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Agreement, respectively, including the statements in connection with which this Compliance Certificate is delivered.

5.The financial covenant analyses and information set forth on Schedules 1,  2, and 3 attached hereto are true and accurate on and as of the date of this Certificate.

6.[The reconciliation set forth on Schedule 4 attached hereto accurately and correctly reconciles each of the components reflected in the financial covenant calculations set forth in Schedules 1,  2 and 3 hereto to the corresponding consolidated amounts set forth in the financial statements delivered pursuant to this Compliance Certificate.]  1

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________________,________________.

JP ENERGY PARTNERS LP
a Delaware limited partnership

By: JP Energy GP II LLC,
its general partner

By:
Name:
Title:

1To be included for any fiscal quarter during which an Unrestricted Subsidiary exists.

EXHIBIT D

AMENDMENT NO. 5

For the Quarter/Year ended ___________________, ____ (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate

I.	Section 7.11(a) – Consolidated Interest Coverage Ratio.

	A.	Consolidated EBITDA for Measurement Period ending on above date (“Subject Period”) as set forth on Schedule 2 hereto:	$______

	B.	Consolidated Interest Charges for Subject Period:	$______

	C.	Consolidated Interest Coverage Ratio (Line I.A  Line I.B):	____ to 1

Minimum required: 2.50 to 1.00

II.	Section 7.11(d) – Consolidated Net Total Leverage Ratio.

	A.	Consolidated Net Funded Indebtedness at Statement Date as set forth on Schedule 3 hereto:	$______

	B.	Consolidated EBITDA for Subject Period (Line I.A above):[2]	$______

	C.	Consolidated Net Total Leverage Ratio (Line II.A  Line II.B):	____ to 1

Maximum permitted: A Qualified Offering has not been consummated: 4.50 to 1.00 A Qualified Offering has been consummated: 5.00 to 1.00
III.	Section 7.11(f) – Consolidated Senior Secured Net Leverage Ratio.[3]

	A.	Consolidated Senior Secured Indebtedness at Statement Date:	$______

	B.	Consolidated EBITDA for Subject Period (Line I.A above):[4]	$______

2  For purposes of calculating Consolidated Net Total Leverage Ratio and Consolidated Senior Secured Net Leverage Ratio, Consolidated EBITDA may include, at Borrower’s option, any Material Project EBITDA Adjustments, and shall be calculated, on a Pro Forma Basis, after giving effect to, without duplication, any Material Acquisition (as defined below) and any Material Disposition (as defined below) and, at the Borrower’s election, any other Permitted Acquisition or permitted Disposition, in each case, occurring during such Measurement Period, as if such Acquisition or Disposition, and any related incurrence or repayment of Indebtedness, occurred on the first day of such Measurement Period.  For the avoidance of doubt and, in the case of JP Permian, only to the extent not otherwise addressed in the fourth footnote in Schedule 3, with respect to the assets and Equity Interests comprising the Closing Date Drop Downs, the Borrower shall be deemed to have acquired such assets pursuant to a Material Acquisition as of the date such assets were initially acquired by JP Development for purposes of calculating Consolidated EBITDA on a Pro Forma Basis for purposes of calculating the Consolidated Total Leverage Ratio, the Consolidated Net Total Leverage Ratio, the Consolidated Senior Secured Leverage Ratio and the Consolidated Senior Secured Net Leverage Ratio.  As used in the Agreement, “Material Acquisition” means any Permitted Acquisition with Acquisition Consideration of $5,000,000 or more and “Material Disposition” means any permitted Disposition resulting in net sale proceeds of $5,000,000 or more.

3  To be calculated as of the end of any fiscal quarter occurring on or after a Qualified Offering and on or after the IPO Closing Date.

EXHIBIT D

AMENDMENT NO. 5

	C.	Consolidated Senior Secured Net Leverage Ratio (Line III.A  Line III.B):	$______

Maximum permitted: 3.50:1.00

IV.	Section 7.11(g) – Available Liquidity.[5]

	A.	unrestricted cash and Cash Equivalents of the Loan Parties at Statement Date:	$______

	B.	Lesser of Line B.IV.3 and Line B.IV.4:	$______

		1. Aggregate Commitments at Statement Date:	$______

		2. Total Outstandings at Statement Date:	$______

		3. Line IV.B.1  Line IV.B.2:	$______

		4. Maximum amount of Line IV.B.3 that Borrower could borrow as of Statement Date and remain in compliance with the Consolidated Net Total Leverage Ratio at Statement Date:	$______

	C.	Line IV.A + Line IV.B:	$______
Minimum required: $25,000,000

V.	Section 6.02(a)(i) – Immaterial Subsidiaries.[6]

	A.	total assets

		1. total assets of all Immaterial Subsidiaries, taken as a whole:	$______

		2. total assets of Borrower and its Restricted Subsidiaries:	$______

		3. percentage of total assets (line V.A.1  line V.A.2):	______%

	B.	Consolidated EBITDA for Subject Period:

4 For purposes of calculating Consolidated Net Total Leverage Ratio and Consolidated Senior Secured Net Leverage Ratio, Consolidated EBITDA may include, at Borrower’s option, any Material Project EBITDA Adjustments, and shall be calculated, on a Pro Forma Basis, after giving effect to, without duplication, any Material Acquisition (as defined below) and any Material Disposition (as defined below) and, at the Borrower’s election, any other Permitted Acquisition or permitted Disposition, in each case, occurring during such Measurement Period, as if such Acquisition or Disposition, and any related incurrence or repayment of Indebtedness, occurred on the first day of such Measurement Period.  For the avoidance of doubt and, in the case of JP Permian, only to the extent not otherwise addressed in the fourth footnote in Schedule 3, with respect to the assets and Equity Interests comprising the Closing Date Drop Downs, the Borrower shall be deemed to have acquired such assets pursuant to a Material Acquisition as of the date such assets were initially acquired by JP Development for purposes of calculating Consolidated EBITDA on a Pro Forma Basis for purposes of calculating the Consolidated Total Leverage Ratio, the Consolidated Net Total Leverage Ratio, the Consolidated Senior Secured Leverage Ratio and the Consolidated Senior Secured Net Leverage Ratio.  As used in the Agreement, “Material Acquisition” means any Permitted Acquisition with Acquisition Consideration of $5,000,000 or more and “Material Disposition” means any permitted Disposition resulting in net sale proceeds of $5,000,000 or more.

5  To be calculated commencing with the Fifth Amendment Effective Date.

6 To be calculated as of the end of any period during which an Immaterial Subsidiary exists.

EXHIBIT D

AMENDMENT NO. 5

	1. Consolidated EBITDA for all Immaterial Subsidiaries, taken as a whole:	$______

	2. Consolidated EBITDA for Borrower and its Restricted Subsidiaries (Line I.A above):	$______

	3. percentage of Consolidated EBITDA (line V.B.1  line V.B.2)	______%

C.	Immaterial Subsidiary (Line V.A.3 or Line V.B.3):	[Yes][No]

Maximum permitted: 2.5%

EXHIBIT D

AMENDMENT NO. 5

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

EBITDA
Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+Consolidated Interest Charges
+ income taxes[7]
+depreciation expense
+amortization expense[8]
+ non-recurring non-cash expenses
+ Transaction Costs[9]
-income tax credits
-non-cash income
=Consolidated EBITDA[10]

7  Including franchise or margin taxes imposed in lieu of income taxes by the State of Texas on gross receipts.

8 Including amortization of debt issuance costs.

9 Such amounts added back (i) with respect to the IPO and the Agreement shall not exceed $10,000,000 and (ii) in all other cases shall not exceed 10% of Consolidated EBITDA prior to such adjustment.

10 Notwithstanding the foregoing, the Consolidated EBITDA of JP Permian for purposes of calculating the Consolidated Total Leverage Ratio, the Consolidated Net Total Leverage Ratio, the Consolidated Senior Secured Leverage Ratio, the Consolidated Senior Secured Net Leverage Ratio and the Consolidated Interest Coverage Ratio shall be: (a) for the calculations to be made for the fiscal quarter ending December 31, 2013, the Consolidated EBITDA of JP Permian for the calendar month ending December 31, 2013 multiplied by twelve; (b) for the calculations to be made for the fiscal quarter ending March 31, 2014, the Consolidated EBITDA of JP Permian for such fiscal quarter multiplied by four; (c) for the calculations to be made for the fiscal quarter ending June 30, 2014, the Consolidated EBITDA of JP Permian for the two-fiscal quarter period then ended multiplied by two; (d) for the calculations to be made for the fiscal quarter ending September 30, 2014, the Consolidated EBITDA of JP Permian for the three-fiscal quarter period then ended multiplied by 4/3; and (e) for the calculations to be made for each fiscal quarter ending or on after December 31, 2014, the Consolidated EBITDA of JP Permian for the Measurement Period then ended.

EXHIBIT D

AMENDMENT NO. 5

   For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 3
to the Compliance Certificate

Consolidated Net Funded Indebtedness
(in accordance with the definition of Consolidated Net
Funded Indebtedness as set forth in the Agreement)

Funded Indebtedness
Consolidated Net Funded Indebtedness	Quarter Ended __________
Principal obligations[11]
+purchase money Indebtedness
+reimbursement obligations under letters of credit, etc.
+obligations for the deferred purchase price
+Attributable Indebtedness
+ Guarantees
+ Indebtedness of partnership or joint venture unless Non-Recourse Debt
=Consolidated Funded Indebtedness[12]
- the lesser of (a) $7,500,000 and (b) cash and Cash Equivalents held by the Borrower and its Restricted Subsidiaries at Statement Date (excluding restricted cash)
= Consolidated Net Funded Indebtedness

11 Other than the outstanding amount of undrawn L/C Obligations.

12 Consolidated Funded Indebtedness shall not include (i) cash purchase price adjustments or cash earnouts in connection with any Acquisition until such time as the amount payable pursuant to such purchase price adjustment or earnout is determinable and non-contingent and (ii) all liabilities in respect of Swap Contracts not then due and owing.

EXHIBIT D

AMENDMENT NO. 5

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 4
to the Compliance Certificate

Reconciliation

EXHIBIT D

AMENDMENT NO. 5